                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  February 3, 1995
               Date of Earliest Event Reported:  January 26, 1995


                           TELE-COMMUNICATIONS, INC.
                                      AND
                          TCI COMMUNICATIONS, INC.
           ----------------------------------------------------------
           (Exact name of Registrants as specified in their charters)


                               State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


     0-20421 and 0-5550                                  84-1260157 and 84-0588868
- -----------------------------                   -------------------------------------
(Commission File Numbers)                       (I.R.S. Employer Identification Nos.)


              5619 DTC Parkway
            Englewood, Colorado                                     80111
- ---------------------------------------------        ---------------------------------
(Address of principal executive offices)                          (Zip Code)


      Registrants' telephone number, including area code:  (303) 267-5500

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




Date:    February 9, 1995




                                          TELE-COMMUNICATIONS, INC.
                                          (Registrant)



                                          By:/s/ Stephen M. Brett
                                             --------------------------------
                                              Stephen M. Brett
                                                 Executive Vice President and
                                                    Secretary


                                          TCI COMMUNICATIONS, INC.
                                          (Registrant)



                                          By:/s/ Stephen M. Brett
                                             --------------------------------
                                              Stephen M. Brett
                                                 Senior Vice President and
                                                    General Counsel

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements

         QVC, Inc. and Subsidiaries
            Nine months ended October 31, 1994:

                 Consolidated Balance Sheets,
                    October 31, 1994 and December 31, 1993 (unaudited)

                 Consolidated Statements of Operations,
                    Nine months ended October 31, 1994 and 1993 (unaudited)

                 Consolidated Statements of Cash Flows,
                    Nine months ended October 31, 1994 and 1993 (unaudited)

                 Consolidated Statement of Shareholders' Equity,
                    Nine months ended October 31, 1994 (unaudited)

                 Notes to Consolidated Financial Statements,
                    Nine months ended October 31, 1994 (unaudited)

            Year ended January 31, 1994:

                 Independent Auditors' Report

                 Consolidated Balance Sheets
                    Years ended January 31, 1994 and 1993

                 Consolidated Statements of Operations
                    Years ended January 31, 1994, 1993 and 1992

                 Consolidated Statements of Shareholders' Equity
                    Years ended January 31, 1994, 1993 and 1992

                 Consolidated Statements  of Cash Flows
                    Years ended January 31, 1994, 1993 and 1992

                 Notes to Consolidated Financial Statements
                    Years ended January 31, 1994, 1993 and 1992

(b)      Pro Forma Financial Information

         TCI Communications, Inc. and Subsidiaries:

                 Condensed Pro Forma Combined Balance Sheet,
                    September 30, 1994 (unaudited)

                 Condensed Pro Forma Combined Statement of Operations,
                    Nine months ended September 30, 1994 (unaudited)

                 Condensed Pro Forma Combined Statement of Operations,
                    Year ended December 31, 1993 (unaudited)

                 Notes to Condensed Pro Forma Combined Financial Statements,
                    September 30, 1994 (unaudited)

(b)      Pro Forma Financial Information, continued)

         Tele-Communications, Inc. and Subsidiaries:

                 Condensed Pro Forma Combined Balance Sheet,
                    September 30, 1994 (unaudited)

                 Condensed Pro Forma Combined Statement of Operations,
                    Nine months ended September 30, 1994 (unaudited)

                 Condensed Pro Forma Combined Statement of Operations,
                    Year ended December 31, 1993 (unaudited)

                 Notes to Condensed Pro Forma Combined Financial Statements,
                    September 30, 1994 (unaudited)



(c)      Exhibit



          (23)   Consent of KPMG Peat Marwick LLP


_________________________
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                                EXHIBIT INDEX
Listed below is the exhibit which is filed as per this report (according to the number assigned to them in Item 601 of Regulation S-K):



 (23)                      Consent of KPMG Peat Marwick LLP